Exhibit 99.2

Stoneridge

Q2 2021 Results

August 5, 2021

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the impact of COVID-19, or other future pandemics, on the global economy, and on our customers, suppliers, employees, business and cash flows; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of facility closures, business realignment or similar actions; a significant change in automotive, commercial, off-highway, motorcycle and agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or customers products; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Q2 Summary

Stoneridge

- ✓ Incremental supply chain headwinds relative to prior expectations *(Adjusted EPS impact of $0.07 in Q2)*
- ✓ Unusual geographic composition of earnings / expenses due to market volatility resulted in increased tax expenses *(Adjusted EPS impact of $0.06 in Q2)* – expecting return to normalized tax rate in 2022
- ✓ Additional MirrorEye end-markets gaining traction – Over 1,500 MirrorEye units installed on buses in Europe
  - ✓ Awarded supply contract with major European bus OEM to begin offering MirrorEye on their platform
- ✓ Completed the sale of the Canton, Massachusetts facility in Q2 for net* cash proceeds of $35.2 million
- ✓ Guiding to the high-end of the previously provided revenue guidance based on current forecasted production outlook
- ✓ Updating full-year 2021 guidance to adjust primarily for second quarter results, current expectations of continued and incremental supply chain costs and the resulting impact on income tax expense for the remainder of the year

Q2 2021 Financial Performance

	Reported	Adjusted**
Sales	$191.3 million	-
Gross Profit *Margin*	$42.8 million *22.4%*	$43.1 million *22.5%*
Operating Income (loss) *Margin*	$26.7 million *13.9%*	*($1.9) million* *(1.0%)*
Tax Rate	22.6%	(25.6%)
EPS	$0.72	($0.14)
EBITDA *Margin*	$35.9 million *18.7%*	$7.3 million *3.8%*

2021 Adjusted Full-Year Guidance

	2021 Guidance *Previously Updated*	2021 Guidance *Updated*
Adjusted Sales	$770.0 – $790.0 million	$770.0 – $790.0 million
Adjusted Gross Margin	25.25% - 26.25%	24.0% - 25.0%
Adjusted Operating Margin	3.0% - 3.75%	2.0% - 2.5%
Adjusted Tax Rate	22.5% – 27.5%	n/a
Adjusted EPS	$0.47 - $0.62	$0.20 - $0.30
Adjusted EBITDA Margin	7.5% - 8.25%	6.5% - 7.0%

*Total consideration of $37.9 million, net of transaction related costs and tax expense

**Divested soot sensor product lines contributed $2.3 million in revenue and $0.02 adjusted EPS in Q2

Financial Summary

Stoneridge

$'s in USD Millions

Q1 2021 vs. Q2 2021*

Adjusted Sales*


$189.8
$189.0
Q1 2021
Q2 2021

Adjusted Gross Profit*


$46.2
$42.7
24.3%
22.6%
Q1 2021
Q2 2021

Adjusted Operating Income*


$3.0
1.6%
-1.4%
-$2.6
Q1 2021
Q2 2021

Adjusted EBITDA*


$11.7
$6.7
6.2%
3.6%
Q1 2021
Q2 2021

Adjusted EPS*


$0.04
$(0.16)
Q1 2021
Q2 2021

Q2 Financial Highlights*

- Q2 2021 adjusted sales inline with Q1, driven by supply chain disruption related shut-downs at manufacturing facilities primarily in the passenger vehicle end-markets offset by continued strong performance in the commercial vehicle and off-highway end-markets
  - Adjusted sales in Q2 2021 includes favorable currency impact of approximately $0.5 million vs. Q1 2021
- Macroeconomic headwinds and supply chain related constraints reduced operating performance
  - ($3.7 million) impact Q2 2021 vs. prior expectation of approximately ($1.2 million) due to incremental material and logistics costs, labor volatilities, and unfavorable product mix ($2.5 million incremental costs, ~130 bps)
- Continued focus on managing engineering and SG&A costs to support program launches and technology development
  - Annual incentive compensation program reduced due to current full-year outlook
- Effective tax rate increased due to unusual jurisdictional earnings / expense mix

Second quarter performance significantly impacted by market externalities
Continued focus on factors we can control and taking action to limit supply chain impacts

*Excluding divested business in all periods presented. Refer to exhibits for reconciliations

Q2 2021 Performance Drivers

Stoneridge

External Performance Drivers

Driver	Impact
Product Mix	~($0.02)
Incremental Supply Chain Costs	~($0.07)
Tax Rate	~($0.06)
Incentive-based Compensation	~$0.04
Other Costs	~($0.02)

- Supply chain related issues, including incremental material and logistics costs
- Unfavorable product mix as a result of shift in end-market production
- Effective tax rate increased due to unusual jurisdictional mix of earnings and expenses
- Reduced expected annual incentive-based compensation expense as a result of quarterly performance driven primarily by external factors
- Other costs include covid-related expenses and variable cost inefficiencies due to production volatility

Controllable Performance Drivers

Driver	Impact
D&D and SG&A	~$0.02
Inventory Obsolescence	~($0.03)

- Control of D&D and SG&A costs approximately offset controllable headwinds
- Inventory obsolescence primarily related to previous versions of MirrorEye hardware
  - Not expected to recur going-forward

Significant unfavorable impact primarily related to external factors within the quarter

Supply Chain Update

Stoneridge

Supply Chain Challenges
Actual and Expected OI impact



$9.1 - $10.3
$5.7
$5.0 - $5.5
$3.7
$3.1 - $4.3
$2.3
$2.3
$1.1 - $1.3
$1.2 - $1.5
Q1 2021
Q2 2021
H2 2021
Full-year 2021
Prior Outlook, Net of Customer Recoveries
Current Outlook / Actual, Net of Customer Recoveries
Gross costs Incurred
Estimated Range

- **Offset approximately $2 million of incremental supply chain related costs in Q2**
- Material shortages and related global OEM production volatility, as well as commodity price inflation continue to drive incremental costs
  - Incremental material costs and logistics costs for electronic components and other raw materials
    - Expecting some material cost increases to be longer-term
  - Labor inefficiencies incurred due to production volatility and shutdowns
- **To offset the expected continued material cost increases and component shortages, we are working with our customers and suppliers to share these costs, which will include price increases**

Expecting additional supply chain related costs of $4.1 million to $4.8 million for the full year ($0.11 to $0.13 adjusted EPS) vs. prior expectations

Working to implement actions with customers and suppliers to help offset incremental costs

2021 Updated Volume Outlook

Prior Outlook
Current Outlook

Stoneridge

Passenger Car Forecast *(Millions of Units)*

North America
40.0% of 2020 Sales



20
15
10
5
0
16.4%
Q2 2021 Q3 2021 Q4 2021 2021 2022
(15.4%) (9.9%) (1.4%) (6.7%)

Europe
4.6% of 2020 Sales



25
20
15
10
5
0
12.4%
Q2 2021 Q3 2021 Q4 2021 2021 2022
(10.5%) (4.2%) (0.4%) (3.1%)

China
7.9% of 2020 Sales



30
25
20
15
10
5
0
6.7%
Q2 2021 Q3 2021 Q4 2021 2021 2022
(1.4%) 2.3% (0.5%) 0.4%

Commercial Vehicle Forecast *(Thousands of Units)*

North America
8.0% of 2020 Sales



800
600
400
200
0
10.0%
Q2 2021 Q3 2021 Q4 2021 2021 2022
(3.1%) 3.0% 3.5% 1.7%

Europe
19.4% of 2020 Sales



600
400
200
0
8.7%
Q2 2021 Q3 2021 Q4 2021 2021 2022
7.7% 2.8% 3.1% 5.4%

China
0.7% of 2020 Sales



2000
1500
1000
500
0
(18.7%)
Q2 2021 Q3 2021 Q4 2021 2021 2022
6.6% 1.7% (4.7%) 1.4%

Weighted average end-market forecasts declined (1.6%) for the full-year 2021 vs. prior outlook
2022 weighted average end-markets expected to increase by 10.0% in 2022 compared to 2021

Source: April 2021 IHS, July 2021 IHS, Q1 2021 LMC, Q2 2021 LMC

MirrorEye Update





- **Additional MirrorEye end-markets gaining traction**
  - Agreement with major European bus manufacturer to supply MirrorEye – began taking orders in Q2
  - Over 1,500 MirrorEye units installed on buses in Europe – expected to increase to ~2,000 by the end of the year
- **Continued fleet expansion and positive feedback**
- **Pre-wire orders continuing to expand**
  - Approximately 500 orders year-to-date
  - Approximately 200 orders in July
- **Preparing for MirrorEye OEM program launches**
  - Two upcoming MirrorEye OEM program launches with an estimated total peak annual revenue of ~$29 million *(@ 15% assumed take rate)*



Gaining traction in additional end-markets, including buses
Continued positive fleet feedback leading to fleet expansions and incremental pre-wire orders

Electronics Program Launches and New Business Wins

- **Programs launching focused on vehicle intelligence and safety and enhancing driver capabilities**
  - Launched PACCAR digital instrument cluster in Q2 2021
    - ~$40 million estimated peak annual revenue
    - The largest digital display in it's class
    - Enables system diagnostics, gauge customization and advanced driver assistance features.

- **New business win expanding connectivity portfolio and capabilities**
  - First SMART2 Tachograph award to replace existing tachograph product line to align with regulatory changes in Europe starting in 2023
    - Awarded program for next generation tachograph with enhanced connectivity capabilities
      - Over-the-air software updates to efficiently update to current and changing regulatory standards
      - Makes drive time analysis more flexible and consistent
    - Expected launch in 2023


45



Electronics program launches and new business wins expected to provide significant growth in 2022 and beyond – focused on enhancing vehicle capabilities and connectivity

Control Devices Program Launches and New Business Wins

Stoneridge

- **Programs launching aligned with electrified platforms**
  - Previously awarded and announced several "Park-by-Wire" Awards focused on electrified transmission applications
    - Ford Mach-E program – Launched September 2020
    - Ford E-Transit program – Launching August 2021
    - Ford Maverick program – Launching September 2021
    - Additional electrified light truck platform launching in 2022
  - Shift-by-wire launch in China
    - Geely Auto's new Xingyue L SUV – Launched July 2021



- **Business wins enabling advanced technologies**
  - Front Axle Disconnect Actuator program
    - ~$28 million estimated peak annual revenue *(awarded end of 2020)*
    - Launches in 2023
  - Smartbar Actuator program
    - ~$11 million estimated peak annual revenue *(awarded end of 2020)*
    - Launches in 2024
  - Advanced Trailer Tow Connector
    - Awarded multiple programs on light truck and SUV platforms including several new electric vehicle platforms
    - ~$8 million estimated peak annual revenue
    - Provides fully digitalized connection from the trailer camera to the digital display in the cockpit



Control Devices program launches and business wins are enabling electrified powertrain applications and advanced technologies for our customers

Stoneridge

Summary

- ✓ Challenging second quarter financial performance primarily due to incremental external costs related to global supply chain disruptions, inefficiencies from market volatility and a resulting increase in our effective tax rate
- ✓ Working to offset material price increases (components and commodities) with customers and suppliers
- ✓ Control Devices recent program launches and business awards enabling powertrain electrification and advanced technologies throughout the vehicle creating platforms for future growth
- ✓ Continued momentum with MirrorEye across each channel (retrofit, pre-wire and OEM) – OEM programs preparing for upcoming launches
- ✓ SMART2 connectivity platform award expanding future growth opportunities

2021 Outlook

- ✓ We remain focused on controlling the factors that we can control and executing on our operational goals
- ✓ Expecting supply chain issues to continue – management team is focused on reducing and offsetting impact where possible
- ✓ Continued transformation of the organization as we prepare for strong growth in 2022 and beyond

Driving shareholder value by executing on variables within our control, responding to factors that are out of our control and executing on our long-term strategy

Financial Update

Stoneridge

2nd Quarter 2021 Financial Summary

Stoneridge

2nd Quarter 2021 Financial Results

- **Excluding divested product lines, sales of $189.0 million, a decrease of 0.4% over Q1 2021 adjusted sales**
  - Excluding divested product lines, Control Devices sales of $84.4 million, a decrease of 13.5% over Q1 2021 adjusted sales
  - Electronics sales of $97.3 million, an increase of 9.7% over Q1 2021
  - Stoneridge Brazil sales of $14.9 million, an increase of 30.7% over Q1 2021
- **Excluding divested product lines, adjusted operating loss of ($2.6) million ((1.4%) adjusted operating margin) a decrease of 185% over Q1 2021**
  - Excluding divested product lines, Control Devices adjusted operating income of $5.9 million (7.0% adjusted operating margin), a decrease of 45.2% over Q1 2021
  - Electronics adjusted operating loss of ($1.8) million ((1.8%) adjusted operating margin), a decrease of $1.1 million over Q1 2021
  - Stoneridge Brazil adjusted operating income of $1.1 million (7.2% adjusted operating margin), an increase of $1.1 million over Q1 2021

2021 Updated Full-Year Guidance

	2021 Guidance *Previously Updated*	2021 Guidance *Updated*
Adjusted Sales	$770.0 – $790.0 million	$770.0 – $790.0 million
Adjusted Gross Margin	25.25% - 26.25%	24.0% - 25.0%
Adjusted Operating Margin	3.0% - 3.75%	2.0% - 2.5%
Adjusted Tax Rate	22.5% – 27.5%	n/a
Adjusted EPS	$0.47 - $0.62	$0.20 - $0.30
Adjusted EBITDA Margin	7.5% - 8.25%	6.5% - 7.0%

Updated Guidance Summary

- Guiding to the high-end of the previously provided revenue guidance due to first half performance and current forecasted production outlook
- Updating full-year 2021 guidance to adjust primarily for second quarter results, current expectations of continued and incremental supply chain costs and the resulting impact on income tax expense for the remainder of the year

2021 Adjusted EPS Guidance

Drivers of 2021 Adjusted EPS Guidance


$0.47 - $0.62
Incremental Supply Chain Related Costs*
~($0.11) – ($0.13)
Tax Rate*
~($0.08) - ($0.12)
Other Net Performance Drivers Incurred in Q2
~($0.07)
Reduced SG&A
Incremental D&D
(Reduced SG&A expected to approximately offset incremental D&D)
$0.20 - $0.30
2021 Updated Guidance Previously Provided
2021 Guidance Updated

- Expecting continued and incremental supply chain pressure relative to prior expectations – expecting to offset some of the incremental costs through negotiations with suppliers and customers
- Effective tax rate expected to be elevated due to unusual jurisdictional earnings mix as a result of supply chain challenges and incremental engineering expenses to support future program launches
  - Effective tax rate expected to return to a more normalized state beyond 2021
- Full-year guidance considers unfavorable product mix, inventory obsolescence and other costs incurred in Q2
- Expecting incremental engineering resources in the second half of 2021 primarily to support program launches to be approximately offset by reduced SG&A costs primarily due to lower incentive-based compensation costs and continued focus on cost control

Guidance adjusted to reflect Q2 performance drivers, continued external headwinds, the resulting unfavorable expected tax expense and the net impact of SG&A and D&D expenses vs. prior expectations

*Performance drivers include impact in Q2 results

Control Devices Financial Performance

Stoneridge

$'s in USD Millions

Q1 2021 vs. Q2 2021

Adjusted Sales*



$97.6
$84.4
Q1 2021
Q2 2021

Adjusted Operating Income*



$10.8
11.1%
$6.0
7.1%
Q1 2021
Q2 2021

Control Devices Q2 Summary

- Lower sales vs. Q1 2021 adjusted sales, excluding divested soot sensor business, primarily due to OEM production shutdowns as a result of supply chain disruptions
- Q2 adjusted operating income, excluding the divested business, declined vs. Q1 2021 primarily due to unfavorable fixed cost leverage as a result of reduced sales
  - Incremental supply chain related costs of ~$1.0 million incurred in both Q2 and Q1 2021
- Completed the sale of the Canton, MA business resulting in net proceeds of $35.2 million

Control Devices 2021 Expectations

- Expecting continued significant impact resulting from global supply chain issues
  - Expecting continued incremental material costs as a result of component shortages
  - Expecting continued production volatility expected to drive reduced revenue in the third quarter, with less of an impact expected in the fourth quarter
  - Focus on supporting future growth opportunities
  - Launch of previously awarded "park-by-wire" programs in several electrified vehicle platforms in the second half of 2021

Taking actions to offset continued and incremental supply chain related costs
Supporting future growth with the launch of several new platforms in the second half of the year

*Adjusted results exclude divested business in all periods presented

Electronics
Financial Performance

$'s in USD Millions

Q1 2021 vs. Q2 2021

Sales



$88.7
$97.3
Q1 2021
Q2 2021

Adjusted Operating Income



-$0.7
-0.7%
-$1.8
-1.8%
Q1 2021
Q2 2021

Electronics Q2 Summary

- Sales growth of 9.7% vs. Q1 2021 primarily due to higher sales in the commercial vehicle OEM and off-highway vehicle end-markets
- Adjusted operating margin declined versus Q1 2021 due to incremental costs of $1.4 million related to supply chain issues during the quarter (~130 bps) compared to first quarter and a non-recurring inventory obsolescence charge of ~$940k
  - Total incremental supply chain costs in Q2 were $2.5 million compared to $1.1 million in Q1

Electronics 2021 Expectations

- Expecting continued production volatility for the remainder of 2021 as global supply chain disruptions continue to interrupt OEM production schedules
- Continued gross margin headwinds related to incremental material, logistics and labor costs as a result of global supply chain constraints
- Incremental engineering expense primarily related to program launches in the second half of 2021 and early 2022

Taking actions to offset continued and incremental supply chain related costs
Supporting growth with the launch of several new platforms in the second half of 2021 and early 2022

Stoneridge Brazil
Financial Performance

Stoneridge

$'s in USD Millions

Q1 2021 vs. Q2 2021

Sales



$11.4
$14.9
Q1 2021
Q2 2021

Adjusted Operating Income



$0.0
0.2%
$1.1
7.2%
Q1 2021
Q2 2021

Stoneridge Brazil Q2 Summary

- Excluding the favorable impact of currency exchange rates of $0.5 million, sales increased 26.3% relative to Q1 2021
- Adjusted operating margin increased vs. Q1 2021 primarily due to lower SG&A costs with higher leverage on increased sales
  - Incremental supply chain costs in Q2 were $0.3 million compared to $0.2 million in Q1

Stoneridge Brazil 2021 Expectations

- Revenue expected to remain stable and operating margin expected to be slightly lower for the remainder of 2021 based on current market conditions, including continued electronic component supply chain issues
- Focus remains on utilizing engineering resources to support global Electronics business and ramping up local OEM business to offset challenging overall macroeconomic conditions

Strong Q2 results due to higher demand across all end-markets
Expecting stable revenue and margin performance despite continued macroeconomic challenges

Net Debt Update

Net Debt and Leverage Ratio

$'s in USD Millions


$93.6
$72.4
$83.3
$68.3
$69.8
$73.9
$98.2
$60.5
$74.9
$55.6
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Cash
Net Debt

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Debt / Adjusted EBITDA	***2.3x***	***2.4x***	***1.8x***	***2.9x***	***1.4x***

Q2 2021 Summary

- Net debt decreased by approximately $23.3 million in Q2
  - Reduced revolving credit facility by net $27.5 million, during the quarter primarily as a result of cash proceeds from the sale of the Canton, Massachusetts facility
- Q2 net debt / adjusted EBITDA of 1.4x

Continued effective cash management and sale proceeds from Canton facility divestiture strengthening balance sheet

Stoneridge

2021 Q2 Summary

- Control Devices – challenging Q2 due to global supply chain related headwinds – expecting continued supply chain related challenges in the second half of 2021. Focused on supporting future growth with key program awards and launches.
- Electronics – Continued strong sales growth during the quarter driven by strength in commercial vehicle markets. Strength expected to continue into 2022 with large, new program launches. Global supply chain related headwinds contributing to lower operating performance in the quarter.
- Stoneridge Brazil – Strong sales growth and operating performance during the quarter. Continued focus on cost management and utilizing resources to support global business.

2021 Outlook and Guidance

- **Guiding to the high-end of previously provided full-year 2021 adjusted revenue guidance of ~$770.0 to $790.0 million based on first half performance and current forecasted production**
- **Reducing adjusted EPS guidance by ($0.30) to a mid-point of $0.25**
  - Adjusted EPS guidance considers first half performance, current expectations of continued and incremental supply-chain related costs, incremental engineering costs to support near-term program launches, offset by reduced SG&A expenses and the impact of an expected unfavorable income tax expense

Adapting and responding to challenging macroeconomic conditions to deliver strong results and drive shareholder value

Appendix

Income Statement

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(in thousands, except per share data)	Three months ended June 30, 2021	Three months ended June 30, 2020	Six months ended June 30, 2021	Six months ended June 30, 2020
Net sales	$ 191,334	$ 99,545	$ 385,129	$ 282,511
Costs and expenses:				
Cost of goods sold	148,493	86,291	296,202	223,860
Selling, general and administrative	31,380	27,693	60,756	57,196
Gain on sale of Canton Facility, net	(30,718)	-	(30,718)	-
Design and development	15,495	12,384	30,146	24,619
Operating income (loss)	26,684	(26,823)	28,743	(23,164)
Interest expense, net	1,860	1,410	3,626	2,440
Equity in (earnings) loss of investee	(496)	231	(1,110)	(226)
Other (income) expense, net	(272)	(9)	86	(1,626)
Income (loss) before income taxes	25,592	(28,455)	26,141	(23,752)
Provision (benefit) for income taxes	5,794	(6,721)	6,213	(5,508)
Net income (loss)	$ 19,798	$ (21,734)	$ 19,928	$ (18,244)
Earnings (loss) per share:				
Basic	$ 0.73	$ (0.81)	$ 0.74	$ (0.67)
Diluted	$ 0.72	$ (0.81)	$ 0.73	$ (0.67)
Weighted-average shares outstanding:				
Basic	27,137	26,952	27,077	27,092
Diluted	27,432	26,952	27,442	27,092

Balance Sheet

Stoneridge

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2021 (Unaudited)	December 31, 2020
ASSETS		
Current assets:		
Cash and cash equivalents	$ 55,587	$ 73,919
Accounts receivable, less reserves of $1,603 and $817, respectively	153,204	136,745
Inventories, net	114,810	90,548
Prepaid expenses and other current assets	38,808	33,452
Total current assets	362,409	334,664
Long-term assets:		
Property, plant and equipment, net	112,055	119,324
Intangible assets, net	55,349	55,394
Goodwill	37,954	39,104
Operating lease right-of-use asset	16,780	18,944
Investments and other long-term assets, net	51,385	53,978
Total long-term assets	273,523	286,744
Total assets	$ 635,932	$ 621,408
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities:		
Current portion of debt	$ 4,455	$ 7,673
Accounts payable	97,088	86,103
Accrued expenses and other current liabilities	61,937	52,272
Total current liabilities	163,480	146,048
Long-term liabilities:		
Revolving credit facility	126,000	136,000
Deferred income taxes	11,854	12,935
Operating lease long-term liability	13,716	15,434
Other long-term liabilities	7,252	14,357
Total long-term liabilities	158,822	178,726
Shareholders' equity:		
Preferred Shares, without par value, 5,000 shares authorized, none issued	-	-
Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,164 and 27,006 shares outstanding at June 30, 2021 and December 31, 2020, respectively, with no stated value	-	-
Additional paid-in capital	230,430	234,409
Common Shares held in treasury, 1,802 and 1,960 shares at June 30, 2021 and December 31, 2020, respectively, at cost	(56,086)	(60,482)
Retained earnings	232,270	212,342
Accumulated other comprehensive loss	(92,984)	(89,635)
Total shareholders' equity	313,630	296,634
Total liabilities and shareholders' equity	$ 635,932	$ 621,408

Statement of Cash Flows

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Six months ended June 30 (in thousands)		2021		2020
OPERATING ACTIVITIES:				
Net income (loss)	$	19,928	$	(18,244)
Adjustments to reconcile net income to net cash provided by (used for) operating activities:				
Depreciation		14,099		13,242
Amortization, including accretion and write-off of deferred financing costs		3,126		2,732
Deferred income taxes		1,658		(7,018)
Earnings of equity method investee		(1,110)		(87)
(Gain) loss on sale of fixed assets		(139)		131
Share-based compensation expense		2,761		2,110
Excess tax (benefit) deficiency related to share-based compensation expense		(289)		40
Gain on sale of Canton Facility, net		(30,718)		-
Gain on disposal of business, net		(740)		-
Property, plant and equipment impairment charge		-		2,326
Change in fair value of earn-out contingent consideration		1,215		(233)
Changes in operating assets and liabilities:				
Accounts receivable, net		(17,175)		37,644
Inventories, net		(24,750)		(6,295)
Prepaid expenses and other assets		(3,084)		992
Accounts payable		13,610		(26,044)
Accrued expenses and other liabilities		(1,033)		(7,829)
Net cash used for operating activities		(22,641)		(6,533)
INVESTING ACTIVITIES:				
Capital expenditures, including intangibles		(14,043)		(17,194)
Proceeds from sale of fixed assets		474		19
Proceeds from disposal of business, net		1,050		-
Proceeds from sale of Canton Facility, net		35,167		-
Investment in venture capital fund, net		(1,599)		(750)
Net cash provided by (used for) investing activities		21,049		(17,925)

Statement of Cash Flows (Cont.)

FINANCING ACTIVITIES:				
Revolving credit facility borrowings		**30,000**		71,500
Revolving credit facility payments		**(40,000)**		(36,500)
Proceeds from issuance of debt		**21,888**		17,345
Repayments of debt		**(25,082)**		(16,242)
Common Share repurchase program		**-**		(4,995)
Repurchase of Common Shares to satisfy employee tax withholding		**(2,349)**		(1,741)
Net cash (used for) provided by financing activities		**(15,543)**		29,367
Effect of exchange rate changes on cash and cash equivalents		**(1,197)**		(1,900)
Net change in cash and cash equivalents		**(18,332)**		3,009
Cash and cash equivalents at beginning of period		**73,919**		69,403
Cash and cash equivalents at end of period	**$**	**55,587**	$	72,412
Supplemental disclosure of cash flow information:				
Cash paid for interest	**$**	**3,468**	$	2,344
Cash paid for income taxes, net	**$**	**6,645**	$	636

Segment Financial Information

Stoneridge

	Three months ended June 30, 2021	Three months ended June 30, 2020	Six months ended June 30, 2021	Six months ended June 30, 2020
Net Sales:				
Control Devices	$ 86,345	$ 47,005	$ 185,963	$ 143,855
Inter-segment sales	374	1,559	2,354	2,906
Control Devices net sales	86,719	48,564	188,317	146,761
Electronics	90,085	45,530	172,855	117,076
Inter-segment sales	7,229	2,042	13,208	10,310
Electronics net sales	97,314	47,572	186,063	127,386
Stoneridge Brazil	14,904	7,010	26,311	21,580
Inter-segment sales	-	-	-	-
Stoneridge Brazil net sales	14,904	7,010	26,311	21,580
Eliminations	(7,603)	(3,601)	(15,562)	(13,216)
Total net sales	$ 191,334	$ 99,545	$ 385,129	$ 282,511
Operating Income (Loss):				
Control Devices	$ 37,065	$ (9,656)	$ 47,230	$ (2,334)
Electronics	(1,807)	(11,042)	(2,680)	(8,170)
Stoneridge Brazil	(749)	(879)	(797)	(20)
Unallocated Corporate (A)	(7,825)	(5,246)	(15,010)	(12,640)
Total operating income (loss)	$ 26,684	$ (26,823)	$ 28,743	$ (23,164)
Depreciation and Amortization:				
Control Devices	$ 3,858	$ 3,639	$ 7,937	$ 7,169
Electronics	3,059	2,393	5,868	4,874
Stoneridge Brazil	1,041	1,273	2,045	2,723
Unallocated Corporate	685	496	1,374	1,022
Total depreciation and amortization (B)	$ 8,643	$ 7,801	$ 17,224	$ 15,788
Interest Expense (Income), net:				
Control Devices	$ 108	$ 89	$ 240	$ 170
Electronics	164	313	295	400
Stoneridge Brazil	(67)	(7)	(97)	3
Unallocated Corporate	1,655	1,015	3,188	1,867
Total interest expense, net	$ 1,860	$ 1,410	$ 3,626	$ 2,440
Capital Expenditures:				
Control Devices	$ 3,380	$ 3,349	$ 4,741	$ 5,663
Electronics	461	5,410	3,911	8,060
Stoneridge Brazil	757	281	1,419	1,414
Unallocated Corporate(C)	197	105	698	677
Total capital expenditures	$ 4,795	$ 9,145	$ 10,769	$ 15,814

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation
(B) These amounts represent depreciation and amortization on property, plant and equipment and certain intangible assets
(C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries

Reconciliations to US GAAP

Stoneridge

Reconciliations to US GAAP

This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q2 2021 Adjusted EPS

(USD in millions)		Q2 2021		Q2 2021 EPS
Net Income	**$**	**19.8**	**$**	**0.72**
Add: After-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)		1.1		0.04
Add: After-Tax Restructuring Costs		0.3		0.01
Less: After-Tax Gain on Sale of Canton Facility		(25.4)		(0.93)
Add: After-Tax Business Realignment Costs		0.0		0.00
Add: After-Tax Brazilian Indirect Tax Impairment		0.4		0.02
Adjusted Net Loss	**$**	**(3.7)**	**$**	**(0.14)**

Reconciliation of Q1 2021 Adjusted EPS

(USD in millions)		Q1 2021		Q1 2021 EPS
Net Income	**$**	**0.1**	**$**	**0.0**
Less: After-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)		0.1		0.00
Add: After-Tax Restructuring Costs		1.5		0.05
Add: After-Tax Business Realignment Costs		0.2		0.01
Less: After-Tax Gain from Disposal of Soot Sensor Business		(0.6)		(0.02)
Less: After-Tax One-Time Sale of Soot Sensor Product Inventory		(0.1)		(0.00)
Add: After-Tax Environmental Remediation Costs		0.3		0.01
Adjusted Net Income	**$**	**1.6**	**$**	**0.06**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Gross Profit

(USD in millions)	Q1 2021	Q2 2021
Gross Profit	**$ 46.1**	**$ 42.8**
Add: Pre-Tax Restructuring Costs	0.6	0.3
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	(0.1)	-
Add: Pre-Tax Business Realignment Costs	-	0.0
Adjusted Gross Profit	**$ 46.7**	**$ 43.1**

Reconciliation of Adjusted Operating Income

(USD in millions)	Q1 2021	Q2 2021
Operating Income	**$ 2.1**	**$ 26.7**
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	0.1	1.1
Add: Pre-Tax Restructuring Costs	1.6	0.3
Less: Pre-Tax Gain on Sale of Canton Facility	-	(30.7)
Add: Pre-Tax Business Realignment Costs	0.2	0.1
Add: Pre-Tax Brazilian Indirect Tax Impairment	-	0.6
Less: Pre-Tax Gain from Disposal of Soot Sensor Business	(0.7)	-
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	(0.1)	-
Add: Pre-Tax Environmental Remediation Costs	0.4	-
Adjusted Operating Income (Loss)	**$ 3.6**	**$ (1.9)**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted EBITDA

(USD in millions)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	TTM EBITDA
Income (Loss) Before Tax	**$ 8.5**	**$ 4.5**	**$ 0.5**	**$ 25.6**	**$ 39.2**
Interest expense, net	1.9	1.8	1.8	1.9	7.31
Depreciation and amortization	8.1	8.6	8.4	8.4	33.62
EBITDA	**$ 18.5**	**$ 14.9**	**$ 10.8**	**$ 35.9**	**$ 80.1**
Add(Less): Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	(2.8)	(0.2)	0.1	1.1	(1.7)
Add(Less): Pre-Tax Loss in Autotech Fund Investment	(0.3)	0.2	-	-	(0.1)
Add: Pre-Tax Restructuring Costs	1.1	0.8	1.6	0.3	3.8
Less: Pre-Tax Gain on Sale of Canton Facility	-	-	-	(30.7)	(30.7)
Add: Pre-Tax Business Realignment Costs	0.4	0.4	0.2	0.1	1.2
Add: Pre-Tax Brazilian Indirect Tax Impairment	-	-	-	0.6	0.6
Less: Pre-Tax Gain from Disposal of Soot Sensor Business	-	-	(0.7)	-	(0.7)
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	-	-	(0.1)	-	(0.1)
Add: Pre-Tax Environmental Remediation Costs	-	-	0.4	-	0.4
Adjusted EBITDA	**$ 16.9**	**$ 16.2**	**$ 12.2**	**$ 7.3**	**$ 52.7**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Q2 2021 Adjusted Tax Rate

(USD in millions)		Q2 2021
Income Before Tax	**$**	**25.6**
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)		1.1
Add: Pre-Tax Restructuring Costs		0.3
Less: Pre-Tax Gain on Sale of Canton Facility		(30.7)
Add: Pre-Tax Business Realignment Costs		0.1
Add: Pre-Tax Brazilian Indirect Tax Impairment		0.6
Adjusted Loss Before Tax	**$**	**(3.0)**
Income Tax Expense	**$**	**5.8**
Add: Tax Impact From Pre-Tax Adjustments		(5.0)
Adjusted Income Tax Expense	**$**	**0.8**
Adjusted Tax Rate		**-25.6%**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Operating Income

(USD in millions)	Q1 2021	Q2 2021
Control Devices Operating Income	**$ 10.2**	**$ 37.1**
Add: Pre-Tax Restructuring Costs	1.4	0.3
Less: Pre-Tax Gain on Sale of Canton Facility	-	(30.7)
Less: Pre-Tax Gain from Disposal of Soot Sensor Business	(0.7)	-
Add: Pre-Tax Business Realignment Costs	0.2	-
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	(0.1)	-
Add: Pre-Tax Environmental Remediation Costs	0.4	-
Control Devices Adjusted Operating Income	**$ 11.4**	**$ 6.6**

Reconciliation of Electronics Adjusted Operating Loss

(USD in millions)	Q1 2021	Q2 2021
Electronics Operating Income Loss	**$ (0.9)**	**$ (1.8)**
Add: Pre-Tax Restructuring Costs	0.2	0.0
Add: Pre-Tax Business Realignment Costs	0.0	(0.0)
Electronics Adjusted Operating Loss	**$ (0.7)**	**$ (1.8)**

Reconciliation of Stoneridge Brazil Adjusted Operating Income (Loss)

(USD in millions)	Q1 2021	Q2 2021
Stoneridge Brazil Operating Income (Loss)	**$ (0.0)**	**$ (0.7)**
Add: Pre-Tax Change in Fair Value of Earn-Out (Stoneridge Brazil)	0.1	1.1
Add: Pre-Tax Business Realignment Costs	-	0.1
Add: Pre-Tax Brazilian Indirect Tax Impairment	-	0.6
Stoneridge Brazil Adjusted Operating Income	**$ 0.0**	**$ 1.1**

Reconciliations to US GAAP

Reconciliation of Adjusted Sales

(USD in millions)		Q1 2021		Q2 2021
Sales	$	193.8	$	191.3
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory		(1.0)		-
Adjusted Sales	$	192.8	$	191.3

Reconciliation of Adjusted Sales Excluding Disposed Soot Sensor Business

(USD in millions)		Q1 2021		Q2 2021
Adjusted Sales	$	192.8	$	191.3
Less: Pre-Tax Sales from Disposed Soot Sensor Business		(3.0)		(2.3)
Adjusted Sales Excluding Disposed Soot Sensor Business	$	189.8	$	189.0

Reconciliation of Adjusted Gross Profit Excluding Disposed Soot Sensor Business

(USD in millions)		Q1 2021		Q2 2021
Adjusted Gross Profit	$	46.7	$	43.1
Less: Pre-Tax Gain from Disposed Soot Sensor Business		(0.5)		(0.4)
Adjusted Gross Profit Excluding Disposed Soot Sensor Business	$	46.2	$	42.7

Reconciliation of Adjusted Operating Income (Loss) Excluding Disposed Soot Sensor Business

(USD in millions)		Q1 2021		Q2 2021
Adjusted Operating Income (Loss)	$	3.6	$	(1.9)
Less: Pre-Tax Gain from Disposed Soot Sensor Business		(0.5)		(0.7)
Adjusted Operating Income (Loss) Excluding Disposed Soot Sensor Business	$	3.0	$	(2.6)

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted EBITDA Excluding Disposed Soot Sensor Products

(USD in millions)	Q1 2021	Q2 2021
Adjusted EBITDA	**$ 12.2**	**$ 7.3**
Less: Pre-Tax Gain from Disposed Soot Sensor Business	(0.5)	(0.7)
Adjusted EBITDA Excluding Disposed Soot Sensor Products	**$ 11.7**	**$ 6.6**

Reconciliation of Adjusted EPS Excluding Disposed Soot Sensor Products

(USD in millions)	Q1 2021	Q2 2021
Adjusted EPS	**$ 0.06**	**$ (0.14)**
Less: EPS attributable Disposed Soot Sensor Products	(0.02)	(0.02)
Adjusted EPS Excluding Disposed Soot Sensor Products	**$ 0.04**	**$ (0.16)**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Sales

(USD in millions)	Q1 2021	Q2 2021
Control Devices Sales	$ 101.6	$ 86.7
Less: Pre-Tax One-Time Sale of Soot Sensor Product Inventory	(1.0)	-
Adjusted Control Devices Sales	$ 100.6	$ 86.7

Reconciliation of Control Devices Adjusted Sales Excluding Disposed Soot Sensor Business

(USD in millions)	Q1 2021	Q2 2021
Adjusted Control Devices Sales	$ 100.6	$ 86.7
Less: Sales from Disposed Soot Sensor Business	(3.0)	(2.3)
Adjusted Control Devices Sales Excluding Disposed Soot Sensor Business	$ 97.6	$ 84.4

Reconciliation of Control Devices Adjusted Operating Income Excluding Disposed Soot Sensor Products

(USD in millions)	Q1 2021	Q2 2021
Adjusted Operating Income	$ 11.4	$ 6.6
Less: Pre-Tax Gain from Disposed Soot Sensor Products	(0.5)	(0.7)
Adjusted Operating Income Excluding Disposed Soot Sensor Products	$ 10.8	$ 6.0